                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                          Pursuant to Section 13 or 15(d)
                                      of the Securities Exchange Act of 1934

                                         Date of Report: February 28, 2002

                                         ENTERPRISE PRODUCTS PARTNERS L.P.
                              (Exact name of registrant as specified in its charter)

                     Delaware                        1-14323                    76-0568219
         (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
         incorporation or organization)                                                    Number)

             2727 North Loop West
                  Houston, Texas                                         77008
         (Address of principal executive offices)                                (Zip Code)

                                                  (713) 880-6500
                               (Registrants' telephone number, including area code)

===================================================================================================================

Item 5.           Other Events.

         On  February  27,  2002,  Enterprise  Products  Partners  L.P.  published  a press  release  announcing  a two-for-one split of its Common Units,  Subordinated  Units and Class A Special Units and an increase in the annual cash distribution rate from $2.50 per unit to $2.68 per unit on a pre-split basis.

Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

         99.1     Press Release dated February 27, 2002.

                                                    SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrants  have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                     ENTERPRISE PRODUCTS PARTNERS L.P.

                                                     ENTERPRISE PRODUCTS OPERATING L.P.

                                                     By: Enterprise Products GP, LLC,
                                                         as General Partner

Date:    February 28, 2002                           By: /s/ Michael J. Knesek
                                                         ----------------------------------------
                                                         Michael J. Knesek
                                                         Vice President, Controller and Principal
                                                         Accounting Officer of Enterprise Products
                                                         GP, LLC

                                                       EXHIBIT INDEX
                                                       -------------

         Exhibit
         Number                     Exhibit Description
         ------                     -------------------

         99.1                       Press Release dated February 27, 2002